UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 4, 2008 (July 31, 2008)

THORIUM POWER, LTD.
(Exact name of small business issuer as specified in its charter)

Nevada	000-28535	91-1975651
(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8300 Greensboro Drive, Suite 800, McLean, VA 22102
(Address of Principal Executive Offices)

800-685-8082
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 31, 2008, Thorium Power, Ltd. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to an Agreement for Ampoule Irradiation Testing in 2006-2007 (the “Agreement”), dated December 28, 2007, between the Company and the Russian Research Centre Kurchatov Institute, a Russian Federation federal state institution (“Kurchatov”). Pursuant to Amendment No. 1, the term of the Agreement is extended from August 31, 2008 to December 31, 2008. All other terms and conditions contained in the Agreement remain unchanged and in full force and effect.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Amendment, or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the Amendment, attached hereto as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure

On August 4, 2008, the Company is hosting a conference call with its shareholders at 2:00 p.m. Eastern Time. On the call, the Company will provide a general business update. The telephone number for the conference call is 201-689-8035. A live webcast of the call will also be available on the company's website, www.thoriumpower.com. The webcast will also be archived on the site, and investors will be able to access an encore recording of the conference call for one week by calling 201-612-7415, account #286 and ID #293086. The encore recording will be available two hours after the conference call has concluded. The conference call will be led by Seth Grae, Chief Executive Officer, and will include additional members of the senior management team.

A copy of the Company’s press release, dated August 1, 2008, announcing the call is furnished herewith as Exhibit 99.1.

The information contained in Item 7.01 to this current report on form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 or exhibit 99.1 to this form 8-K shall not be deemed an admission as to the materiality of any information in Item 7.01 to this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Amendment No.1 to Agreement for Ampoule Irradiation Testing in 2006-2007, dated July 31, 2008, between Thorium Power, Inc. and Russian Research Centre Kurchatov Institute. (English Translation)
99.1	Press release dated August 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORIUM POWER, LTD.

Date: August 4, 2008

By:/s/ Seth Grae
Seth Grae
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Amendment No.1 to Agreement for Ampoule Irradiation Testing in 2006-2007, dated July 31, 2008, between Thorium Power, Inc. and Russian Research Centre Kurchatov Institute. (English Translation)
99.1	Press release dated August 1, 2008.